Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Rik J. Deitsch, Chief Executive Officer of Greenhouse Solutions, Inc. (the Company), certify, that pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code:

1. The Company's Quarterly Report on Form 10-Q for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


/s/ Rik J. Deitsch
-------------------------------------
Rik J. Deitsch
Chief Executive Officer, Acting Principal Financial Officer
& Acting Chief Accounting Officer

Dated: February 13, 2015